SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             ______________________


                                    Form 8-K

                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             December 11, 1996
                             -----------------
                             (Date of Report)


                             November 26, 1996
                             -----------------
                      (Date of earliest event reported)


                            POLAROID CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                 Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

                                   1-4085
                           ------------------------
                           (Commission File Number)


                                 04-1734655
                      ---------------------------------
                      (IRS Employer Identification No.)


             549 Technology Square, Cambridge, Massachusetts 02139
            -------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


                               (617) 386-2000
             -----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On October 30, 1996, Polaroid Corporation (the "Company") announced the sale, which was completed on November 26, 1996, of its Helios medical diagnostic imaging equipment product line to Sterling Dry Imaging Systems, Inc. ("SDIS"), a new subsidiary of SDI Holding Corp. ("Sterling"). The Company is also acquiring a minority investment in Sterling and SDIS. Earlier in 1996, Sterling, through another subsidiary, acquired the medical diagnostic imaging business of E.I. du Pont de Nemours, therefore the Helios transaction constitutes a product line extension by Sterling.

     In connection with the Helios sale, the Company received a cash payment of $29.5 million and 10% of the Common Stock of SDIS. The Company retains the Helios film product line and has entered into a long-term requirements contract to manufacture and supply Helios medical diagnostic film exclusively to SDIS. The Company and SDIS have also entered into a laser diode supply agreement, a technology research and development agreement and related arrangements intended to support SDIS in developing and expanding the Helios medical diagnostic imaging equipment product line. The Company has also agreed to a non-competition restriction. The Company expects to record a pre-tax charge of $25.0 million in the fourth quarter of 1996 for severance, inventory and fixed assets write offs and other costs related to the Helios transaction.

     As part of this transaction, the Company is investing $35.0 million ($20.0 million at closing and $15.0 million after one year) in SDIS 12.5 % preferred stock (nonvoting). The SDIS preferred stock will begin to accrue dividends, which may be in the form of further shares of such preferred stock, when SDIS accumulates $15.0 million of tangible net worth as determined on a GAAP basis. The SDIS preferred stock does not have a scheduled redemption date. While the Company believes SDIS currently has limited common equity, the ultimate value of SDIS stock will depend on its future results.

     Further, the Company is also purchasing 50,000 shares of Sterling Convertible Preferred Stock (convertible into 50,000 shares of Sterling Common Stock) at a cost of $150 per share. The Company has also been granted the right to purchase a total of 25,000 shares of Sterling Common Stock (which it intends to exercise) at a cost of $250 per share from Sterling and Sterling stockholders.

     The Company believes the potential value of these transactions will be primarily reflected in its equity in Sterling and SDIS, which are privately owned companies, rather than through the sale of Helios film under the film supply contract.

Item 5.  Other Events
         ------------

     In addition to the disposition of the assets of Helios, the Company expects to record a pre-tax charge of approximately $15.0 million in the fourth quarter of 1996 to write down parts and capital equipment under development for a printer project and other costs. The Company has shifted its strategy relating to the development of desktop printers for the home and office market to emphasize alliances with leading printer manufacturers. An example of this new approach was the Company's announcement on September 5, 1996 of an alliance with Lexmark International Inc. to pursue joint marketing and development of color image printers and consumables for the home and office on a worldwide basis.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (b)  Pro Forma Financial Information
          ------------------------------
       The following unaudited pro forma condensed consolidated financial information with respect to the disposition of the Company's Helios medical diagnostic imaging equipment product line should be read in conjunction with historical financial statements contained in the Company's Fiscal 1995 Annual Report on Form 10-K; and the Quarterly Report on Form 10-Q for the quarter ended September 29, 1996. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the disposition of the Company's Helios medical diagnostic imaging equipment product line been consummated in accordance with the assumptions set forth below, nor is it necessarily indicative of future operating results or financial position.

       Basis of Presentation
       ---------------------
       The unaudited pro forma condensed consolidated balance sheet presents the Company's consolidated financial position assuming that the disposition of the Helios medical diagnostic imaging equipment product line occurred on September 29, 1996. The unaudited pro forma condensed consolidated statements of earnings for the year ended December 31, 1995 and for the nine months ended September 29, 1996 present the Company's consolidated results of operations assuming that the disposition of the Company's Helios medical diagnostic imaging equipment product line occurred as of January 1, 1995. The disposition of the Company's Helios medical diagnostic imaging equipment product line was completed on November 26, 1996. The unaudited pro forma condensed consolidated statements of earnings do not include the effect of the nonrecurring pre-tax charge of $25.0 million related to the Helios transaction.

                       POLAROID CORPORATION AND SUBSIDIARY COMPANIES
                                PRO FORMA CONDENSED
                               CONSOLIDATED BALANCE SHEET     (UNAUDITED)
                                 AS OF SEPTEMBER 29, 1996
                                      ($ MILLIONS)


                                                      PRO FORMA
                                      HISTORICAL     ADJUSTMENTS     PRO FORMA
                                      ----------     -----------     ---------
       Assets
       ------

       Cash and short-term investments     $55.8       $2.0  (1)(2)      $57.8
       Receivables                         504.7        1.0  (1)         505.7
       Inventories                         642.7      (36.7) (1)(3)      606.0
       Prepaids and other                  216.7        0.0              216.7
                                        --------      ------          --------
       Total current assets              1,419.9      (33.7)           1,386.2

       Property, plant and equipment       666.0       (7.4) (3)         658.6
       Deferred tax assets                 113.0       10.0  (6)         123.0
       Other assets                          0.0       42.5  (2)          42.5
                                        --------      ------          --------
       Total assets                     $2,198.9      $11.4           $2,210.3
                                        ========      ======          ========

       Liabilities and stockholders' equity
       -----------------------------------

       Short-term debt                    $125.6       $0.0             $125.6
       Current portion of long-term debt   208.0        0.0              208.0
       Payables and accruals               263.8       18.5  (2)(3)      282.3
       Compensation and benefits           261.7        7.9  (3)         269.6
       Federal, state and
            foreign income taxes            43.8        0.0               43.8
                                         --------     ------          --------
       Total current liabilities           902.9       26.4              929.3

       Long-term debt                      339.9        0.0              339.9
       Accrued postretirement benefits     249.9        0.0              249.9
       Accrued postemployment benefits      41.7        0.0               41.7

       Common stockholders' equity:

       Common stock and paid-in capital    483.8        0.0              483.8
       Retained earnings                 1,453.1      (15.0) (3)(6)    1,438.1
       Less: treasury stock              1,212.1        0.0            1,212.1
             deferred compensation          60.3        0.0               60.3
                                        --------     ------           --------

       Total common
            stockholders' equity           664.5      (15.0)             649.5
                                        --------     ------           --------

       Total liabilities and
           stockholders' equity         $2,198.9      $11.4           $2,210.3
                                        ========     ======           ========


        SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                       POLAROID CORPORATION AND SUBSIDIARY COMPANIES
                              PRO FORMA CONDENSED
                        CONSOLIDATED STATEMENT OF EARNINGS     (UNAUDITED)
                       NINE MONTH PERIOD ENDED SEPTEMBER 29, 1996
                           ($ MILLIONS EXCEPT PER SHARE)


                                                      PRO FORMA
                                       HISTORICAL    ADJUSTMENTS     PRO FORMA
                                       ----------    -----------     ---------

       Net sales                        $1,611.8     ($14.8)  (4)     $1,597.0

       Cost of goods sold                  896.9      (19.0)  (4)        877.9

       Marketing, research, engineering
          and administrative expenses      589.0      (18.6)  (5)        570.4

       Restructuring and other             110.0        0.0              110.0
                                        --------      ------          --------

       Profit from operations               15.9       22.8               38.7

       Other income                         26.4        0.0               26.4

       Interest expense                     35.6        0.0               35.6
                                        --------      ------          --------

       Earnings before income taxes          6.7       22.8               29.5

       Income tax expense                    4.7        9.1   (6)         13.8
                                        --------      ------          --------

       Earnings before
            extraordinary item               2.0       13.7               15.7

       Extraordinary item                  (54.5)       0.0             (54.5)
                                        --------      ------          --------

       Net loss                           ($52.5)     $13.7            ($38.8)
                                        ========      ======          ========


       Primary Earnings/ (loss) per common share:
          Earnings before
               extraordinary item          $ .04                        $ .34
          Extraordinary item               (1.20)                       (1.20)
                                        --------                     --------
          Net loss                         (1.16)                       ( .86)


       Fully diluted
               loss per common share          -                            -



       Weighted average shares used for
          primary net loss per
         common share (in thousands)      45,545                       45,545



       SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                       POLAROID CORPORATION AND SUBSIDIARY COMPANIES
                                 PRO FORMA CONDENSED
                         CONSOLIDATED STATEMENT OF EARNINGS    (UNAUDITED)
                            YEAR ENDED DECEMBER 31, 1995
                           ($ MILLIONS EXCEPT PER SHARE)



                                                    PRO FORMA
                                      HISTORICAL   ADJUSTMENTS      PRO FORMA
                                      ----------   -----------      ---------

       Net sales                       $2,236.9     ($18.5)  (4)     $2,218.4

       Cost of goods sold               1,298.6      (36.7)  (4)      1,261.9

       Marketing, research, engineering
          and administrative expenses     849.1      (33.5)  (5)        815.6

       Restructuring and other            247.0        0.0              247.0
                                        -------      ------          --------

       Loss from operations              (157.8)      51.7             (106.1)

       Other income                         8.5        0.0                8.5

       Interest expense                    52.1        0.0               52.1
                                        -------      ------          --------

       Loss before income taxes          (201.4)      51.7             (149.7)

       Income tax benefit                 (61.2)      20.7   (6)        (40.5)
                                        -------      ------          --------

       Net loss                         ($140.2)     $31.0            ($109.2)
                                        =======      ======          ========




       Net loss per common share:
         primary                         ($3.09)                       ($2.41)

         fully diluted                       -                             -


       Weighted average shares used for
         net loss per
         common share (in thousands)      45,404                       45,404




       SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

       Polaroid Corporation and Subsidiary Companies
       Notes To Pro Forma Condensed Consolidated Financial Statements

       (1)    To record the sale of inventory valued at $30.5 million to SDIS.

       (2) To record the Company's investment of $35.0 million in SDIS preferred stock and $7.5 million in Sterling convertible preferred stock.

       (3) To record pre-tax charges of $25.0 million for severance, inventory and fixed asset write-offs and other costs related to the Helios transaction.

       (4) To eliminate sales and cost of sales related to the Helios transaction.

       (5) To eliminate operating expenses related to the Helios transaction.

       (6) To record the tax effect of above adjustments, as appropriate, at the Company's statutory tax rate.





     (c)  Exhibits
          --------



          Exhibit 2.1 Purchase and Sale Agreement Among Polaroid Corporation, SDI Holding Corporation, Sterling Diagnostic Imaging, Inc., and Sterling Dry Imaging Systems, executed October 30, 1996.

          Exhibit 2.2 Amendment No. 1 to Purchase and Sale Agreement executed November 26, 1996.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   POLAROID CORPORATION




                             By   /s/ Thomas M. Lemberg
                               -------------------------------------
                             Name:    Thomas M. Lemberg
                             Title:   Sr. Vice President, General Counsel
                                      and Corporate Secretary




Dated: December 11, 1996







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